Exhibit 10.1

REGISTRATION AGREEMENT

THIS REGISTRATION AGREEMENT (“Agreement”) is made as of the 26th day of March, 2009, by and between The Princeton Review, Inc., a Delaware corporation (the “Company”), and John S. Katzman (the “Holder”).

RECITALS:

WHEREAS, the Company and the Holder wish to memorialize their agreement with respect to the registration on Form S-3 of 2,000,000 shares of the Company’s common stock held by the Holder (the “Shares”);

NOW, THEREFORE, the parties hereby agree as follows:

1. Definitions. For purposes of this Agreement:

1.1 “Common Stock” means shares of the Company’s common stock, par value $0.01 per share.

1.2 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.3 “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

1.4 “Holder” is defined in the Preamble.

1.5 “SEC” means the Securities and Exchange Commission.

1.6 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

1.7 “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of the Shares, and fees and disbursements of counsel for the Holder.

2. Registration and Suspension. The Company covenants and agrees that (in accordance with the provisions described below) the Company shall file with the SEC a Form S-3 registration statement with respect to the Shares as soon as practicable following the Company’s filing with the SEC of its Annual Report on Form 10-K, subject to the limitations set forth in this Section 2. Notwithstanding the foregoing obligations, if the Company furnishes to the Holder a certificate signed by the Company’s chief executive officer or chief operating officer stating that in the good faith judgment of such officer it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would (i) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) be materially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly.

2.1 Obligations of the Company. The Company shall:

(a) prepare and file with the SEC (at the time described above) a registration statement with respect to the Shares and use its commercially reasonable efforts to cause such registration statement to become effective and, upon the request of the Holder, keep such registration statement effective for a period of up to sixty (60) days or, if earlier, until the distribution contemplated in the registration statement has been completed;

(b) prepare and file with the SEC such amendments and supplements to such registration statement, and the prospectus used in connection with such registration statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all securities covered by such registration statement;

(c) furnish to the Holder such numbers of copies of a prospectus, including a preliminary prospectus, as required by the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate his disposition of his Registrable Shares;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue-sky laws of such jurisdictions as shall be reasonably requested by the Holder; provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) notify the Holder, promptly after the Company receives notice thereof, of the time when such registration statement has been declared effective or a supplement to any prospectus forming a part of such registration statement has been filed; and

(f) after such registration statement becomes effective, notify the Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus.

2.2 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Shares that the Holder shall furnish to the Company such information regarding himself, the Shares, and the intended method of disposition of such securities as is reasonably required to effect the registration of the Shares.

2.3 Expenses of Registration. All expenses (including Selling Expenses) incurred in connection with this Agreement, the registration, filings, or qualifications pursuant to Section 2, including all registration, filing, and qualification fees; printers’ and accounting fees; fees and disbursements of counsel for the Company; and the fees and disbursements of counsel for the Holder shall be borne and paid by the Holder.

2.4 Reports Under Exchange Act. With a view to making available to the Holder the benefits of any rule or regulation of the SEC that may during the registration period described above permit the Holder to sell securities of the Company to the public pursuant to a registration on Form S-3, the Company shall:

(a) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(b) furnish to the Holder forthwith upon request during the registration period described above (i) to the extent accurate, a written statement by the Company that it qualifies as a registrant whose securities may be resold pursuant to Form S-3; and (ii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC that permits the selling of any such securities pursuant to Form S-3.

2.5 Confidentiality. The Holder agrees that he will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor his investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 2.5 by such Holder), (b) is or has been independently developed or conceived by the Holder without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Holder by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that the Holder may disclose confidential information (i) to his attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring his investment in the Company; or (ii) as may otherwise be required by law, provided that the Holder promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

2.6 Ownership of Shares. The Holder is the record and beneficial owner of the Shares, free and clear of any lien, claim or encumbrance and has the full power and authority to transfer them without the consent of any third party.

3. Miscellaneous.

3.1 Successors and Assigns. The rights and obligations under this Agreement may not be assigned by either party without the prior written consent of the other party.

3.2 Governing Law. This Agreement and any controversy arising out of or relating to this Agreement, shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

3.3 Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4 Notices. All notices, requests, and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given, delivered and received (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on the books and records of the Company, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Section 3.4.

3.5 Entire Agreement. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

3.6 Cooperation. The Company and the Holder shall cooperate with one another in (a) taking any actions by or in respect of, or making any filings with, any governmental body, agency official or authority and (b) executing and delivering such other documents, certificates, agreements and other writings as may be necessary or desirable, in each case in connection with the consummation of the transactions contemplated by this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

THE PRINCETON REVIEW, INC.

By:	/s/ Stephen C. Richards
Name:	Stephen C. Richards
Title:	COO and CFO

Address:	111 Speen Street
Framingham, MA 01701

HOLDER:

/s/ John S. Katzman
John S. Katzman